Annual Report

Maryland
Tax-Free
Funds

February 28, 2003

T. Rowe Price(registered trademark)


Table of Contents
--------------------------------------------------------------------------------

Highlights 1

Portfolio Managers' Report                                          2

  Market Environment                                                2

  Municipal Market News                                             3

  Maryland Market News                                              3

  Performance and Portfolio Strategies                              4

  Outlook                                                           8

Performance Comparison                                             10

Financial Highlights                                               12

Statement of Net Assets                                            15

Statement of Operations                                            40

Statement of Changes in Net Assets                                 41

Notes to Financial Statements                                      42

Report of Independent Accountants                                  47

Tax Information                                                    48

About the Funds' Trustees and Officers                             49


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Highlights
--------------------------------------------------------------------------------

o During the 6- and 12-month periods ended February 28, 2003, municipal bonds generated solid results as interest rates declined and investor demand was firm.

o The Maryland Tax-Free Funds generated returns that exceeded or were in line with their benchmarks for both periods.

o Comparative results benefited from our duration and credit strategy, coupled with the funds' below-average expense ratios.

o Prudent risk analysis, a diversified portfolio, and a disciplined investment approach remain essential in what may be a challenging environment.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/03                             6 Months            12 Months
--------------------------------------------------------------------------------

Maryland Tax-Free
Money Fund                                            0.43%                0.97%

Lipper Other States Tax-Exempt
Money Market Funds Average                            0.40                 0.87
--------------------------------------------------------------------------------

Maryland Short-Term
Tax-Free Bond Fund                                    1.69                 3.62

Lipper Short Municipal Debt
Funds Average                                         1.60                 3.65
--------------------------------------------------------------------------------

Maryland Tax-Free
Bond Fund                                             3.59                 7.87

Lipper Maryland Municipal
Debt Funds Average                                    2.86                 6.72
--------------------------------------------------------------------------------

Price and Yield
--------------------------------------------------------------------------------

                                                  Maryland
                                  Maryland      Short-Term             Maryland
Periods Ended                     Tax-Free        Tax-Free             Tax-Free
2/28/03                           Money Fun      Bond Fund            Bond Fund
--------------------------------------------------------------------------------

Price Per Share                   $1.00    $          5.30      $         10.94

Dividends
Per Share
  For 6 Months                         0.004           0.07                0.24

  For 12 Months                        0.010           0.15                0.50

Dividend Yield
(7-Day Simple)*                   0.65%               --                   --

30-Day
Dividend Yield*                    --                 2.38%                4.37%

30-Day Standardized
Yield to Maturity                  --                 1.07                 3.47


* Dividends earned for the last 30 days (seven days for the money fund) are annualized and divided by the funds' net asset value at the end of the period.

Note: A money fund's yield more closely reflects its current earnings than the total return.
--------------------------------------------------------------------------------

Portfolio Managers' Report
--------------------------------------------------------------------------------

Tax-free municipal bonds and your funds posted strong returns in the 6- and 12-month periods ended February 28, 2003. Economic sluggishness, fears of a U.S.-led war against Iraq, and weak equity markets combined to keep demand strong for municipals. Interest rates, which briefly reached historic lows in early October, fell across all maturities in the last six months, with short- and intermediate-term rates declining more than long term. For the year, investment-grade corporate and municipal securities outperformed their lower-quality counterparts, as investors-shell-shocked by corporate scandals in the first half of our fiscal year-preferred bonds with the least credit risk.

MARKET ENVIRONMENT

One year ago, the consumer-driven U.S. economy-supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity-appeared to be recovering from the 2001 recession. As 2002 progressed, however, a string of events injected uncertainty into financial markets and weighed on confidence, thereby slowing the pace of economic growth. Finally, heightened fears of terrorism, harsh winter weather, and the increased likelihood of war brought the economy to a virtual standstill in early 2003. Throughout this period, investors sought the relative safety of fixed-income securities, which briefly drove long-term interest rates to historically low levels in early October.

For performance chart as follows (Maryland Bond Yield)

                                  Maryland        Maryland       1-Year MOODY's
                                  Bond      3-Year General           Investment
                                  Index    Obligation Bond         Grade 1 Note
--------------------------------------------------------------------------------

2/28/02                           5.13                2.73                 1.55

                                  5.38                3.39                 2.25

                                  5.22                2.86                 1.95

5/02                              5.19                2.70                 1.75

                                  5.12                2.42                 1.50

                                  5.00                2.13                 1.50

8/02                              4.92                1.95                 1.45

                                  4.68                1.75                 1.50

                                  5.04                2.00                 1.65

11/02                             5.09                2.02                 1.35

                                  4.85                1.52                 1.25

                                  4.88                1.78                 1.10

2/28/03                           4.78                1.59                 1.10
--------------------------------------------------------------------------------

Continuing geopolitical and economic uncertainties along with the Federal Reserve's low federal funds rate (the Fed reduced the target rate from 1.75% to 1.25% in early November, its only move in 2002) kept interest rates depressed through February. Short- and intermediate-term tax-free rates-which closely tracked the fed funds rate-declined approximately 25 to 50 basis points over the last six months; long-term rates fell to a lesser extent. (One hundred basis points equal one percentage point.) For the 12-month period, intermediate-term tax-free rates dropped approximately 100 basis points, while long-term rates slipped only about 30 to 50 basis points.

MUNICIPAL MARKET NEWS

     Despite the robust performance of municipal securities, the taxable Treasury market outpaced municipals over both the 6- and 12-month periods. As a result, tax-free yields reached historically attractive levels compared with their taxable counterparts. Ten-year and longer municipal yields approached parity with Treasuries and sustained this relationship for much of the past six months.

     An abundance of new municipal issuance in 2002 may have contributed to the historically cheap levels of tax-free yields. Supply in 2002 topped $350 billion, surpassing the previous annual record by more than $60 billion, and low-quality securities struggled in 2002's credit-sensitive environment. Airline-related municipals lagged markedly as both US Airways and United Airlines filed for bankruptcy protection from creditors during the year. Many states faced budget crunches as the economic slowdown and equity market weakness combined to reduce tax receipts significantly below estimates.

MARYLAND MARKET NEWS

     Maryland's economy continued to outperform the national averages during the current economic slowdown but dipped somewhat due to the bear market in stocks and lower business spending. The state's nonfarm employment base expanded 0.3% in 2002 versus a 0.2% national decline. Maryland's unemployment rate averaged 4.5% in 2002, significantly below the national unemployment average of 5.8%, and its per capita personal income ranking (fifth in the nation) remained high.

     For the fiscal year ending June 30, 2003, Maryland is projecting a decline in general fund revenues, primarily in personal income tax collections. As the fiscal year has progressed, the lagging economy and geopolitical concerns have caused the budget gap estimate to widen to $650 million for fiscal 2003 and $1.6 billion for the following year. Newly elected Governor Ehrlich and state legislators are working to cover these shortfalls, and various revenue-raising and cost-containment proposals have been put forth. The current year's original budget anticipated a balance of $491 million in the Budget Stabilization Fund as of June 30, 2003, but a withdrawal of $115 million is under discussion. We will continue to closely monitor how Maryland deals with its budget gap.

     Compared with other states, Maryland's fiscal 2003 and 2004 budget gaps are moderate, and we take comfort in the state's long history of responsible stewardship. The state's general obligation bonds are rated "triple A" by Moody's, S&P, and Fitch, and all three rating agencies carry a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGIES

     Maryland Tax-Free Money Fund

     In the six-month period ended February 28, the Maryland Tax-Free Money Fund generated a modest 0.43% return but exceeded the Lipper Other States Tax-Exempt Money Market Funds Average (see Performance Comparison table on page 1). Over the 12-month period, your fund's 0.97% gain was also better than the benchmark. At the end of the reporting period, the fund's seven-day simple yield was 0.65%-equivalent to a 1.00% yield on a taxable fund for investors in the 35% federal tax bracket and slightly higher when Maryland taxes are taken into account.

Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      8/31/02              2/28/03
--------------------------------------------------------------------------------

Weighted Average
Maturity (days)                                         48                   56

Weighted Average Quality*                       First Tier           First Tier


* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
--------------------------------------------------------------------------------

Since the Fed's 50-basis-point rate cut in November, and paralleling the national trend discussed earlier, short-term Maryland municipal rates trended lower, resulting in a flatter yield curve. Overnight rates averaged 1.50% at the beginning of the year, while one-year rates reached as high as 2.10%. After the Fed rate cut, overnight rates fell to 1.05% at fiscal year-end. One-year Maryland rates declined even more from their 12-month peak to end the year also at 1.05%.

Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------

General Obligation - Local                              32%                  32%

Housing Finance Revenue                                 14                   14

Other Revenue                                            5                   12

Educational Revenue                                     17                   10

General Obligation - State                               3                    8
--------------------------------------------------------------------------------

     With interest rates dropping, we focused on longer-dated, fixed-rate securities to lock in higher yields for a longer period. This strategy resulted in a weighted average maturity (WAM) about 15 days longer than the fund's peer group. At the end of February, the fund's WAM stood at 56 days compared with the peer group average of 41 days.

     Shareholders have benefited from the increasing attractiveness of municipals compared with similar-maturity taxable securities. The currently "cheap" municipal market results from the combined effects of investor "flight to safety" into the taxable money market, which has pushed taxable yields lower, and a 20% upsurge in short-term muni-cipal supply, which put upward pressure on all tax-free yields. Consequently, short-term tax-free securities offer about 82% of the yield on similar-maturity taxable securities, compared with a historic average of about 65%. These extremely favorable tax relationships may persist for some time as ongoing budget pressures on states and localities across the country result in record levels of short-term borrowing.

     Maryland Short-Term Tax-Free Bond Fund

     We are pleased to report solid results: your fund outperformed the Lipper peer group average for the six-month period and performed in line with the benchmark for the 12 months ended February 28 (see Performance Comparison table on page 1). Dividends per share totaled $0.07, marginally lower than $0.08 in the prior six month period, largely because of the falling-rate environment. The fund's expense ratio remained below the average for its Lipper group, which contributed to superior relative performance. The 30-day dividend yield was 2.38%-equivalent to a 3.66% yield on a taxable fund for investors in the 35% federal tax bracket and slightly higher when Maryland taxes are taken into account.

Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      8/31/02              2/28/03

Weighted Average
Maturity (years)                                       1.7                  2.0

Weighted Average Effective
Duration (years)                                       1.5                  1.9

Weighted Average Quality *                             AA+                  AA+


* Based on T. Rowe Price research.
--------------------------------------------------------------------------------

     During the past 12 months, we made several adjustments to the portfolio's interest rate sensitivity in response to the changing economic conditions. In the first part of 2002, we believed the economy would recover and the Federal Reserve would begin to raise interest rates. However, by midyear it became clear that this view was premature. We had overweighted the fund's position in one- to two-year bonds in preparation for a rising interest rate environment, but persistent economic weakness caused us to moderate that strategy. Accordingly, we extended the portfolio's duration during the past six months. (Duration is a measure of a fund's interest rate sensitivity; a fund with a two-year duration should rise or fall 2% in response to a one-percentage-point change in interest rates.) Concurrently, we reduced exposure to very short-maturity bonds and concentrated new purchases on three- to seven-year maturities.

     Credit quality remained high at AA+. Within the constraints of the Maryland market, we work hard to maintain diversification by type of bond and issuer. Currently, almost half of our holdings are in general obligations, but we are always looking for opportunities to diversify that exposure.

Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------

General Obligation - Local                              26%                  31%

General Obligation - State                              14                   16

Hospital Revenue                                         6                    9

Solid Waste Revenue                                     11                    8

Educational Revenue                                      7                    8
--------------------------------------------------------------------------------

Maryland Tax-Free Bond Fund

     We are pleased to report another year of solid results for the Maryland Tax-Free Bond Fund. Our returns of 3.59% and 7.87% for the 6- and 12-month periods ended February 28, 2003, respectively, exceeded the Lipper peer group averages by a wide margin (see Performance Comparison table on page
     1). Even though interest rates fell steadily and at times precipitously, dividends per share were only modestly lower. Your fund paid $0.24 and $0.50 in the 6- and 12-month periods, respectively.

     Dividends paid in the last six months were one penny lower than the prior six-month period, however, the 12-month payout was unchanged from the period ended August 31, 2002. The fund's expense ratio remained well below the average for its Lipper group, contributing to our superior relative performance. At the end of February, the 30-day dividend yield was 4.37%-equivalent to a 6.72% yield on a taxable fund for investors in the 35% federal tax bracket and slightly higher when Maryland taxes are taken into account.

Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      8/31/02              2/28/03

Weighted Average
Maturity (years)                                      16.0                 14.8

Weighted Average Effective
Duration (years)                                       6.3                  5.9

Weighted Average Quality *                              AA                   AA


* Based on T. Rowe Price research.
--------------------------------------------------------------------------------

Continuing a trend initiated over a year ago, we took further steps to reduce the fund's interest rate sensitivity. In light of the uncertain interest rate environment, we concentrated new investments in bonds with maturities of 15 years and shorter, leading to a shorter duration and weighted average maturity as shown in the table above. Since shorter-term interest rates fell more than long term, this strategy benefited fund results.

Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------

Hospital Revenue                                        17%                  17%

General Obligation - Local                              12                   12

General Obligation - State                               9                   11

Other Revenue                                           10                   10

Housing Finance Revenue                                 11                   10
--------------------------------------------------------------------------------

     Sector allocations were virtually unchanged in the last six months, as shown in the table at left. Hospitals and hospital revenue bonds remained a significant focus, including sizeable positions in Carroll County General Hospital, Mercy Medical Center, Frederick Memorial, University of Maryland Medical System, and Johns Hopkins. The Maryland hospital system is unique among other states, in having a number of well-managed hospitals that continue to perform well financially. Over the past year, these securities contributed to the solid return of your portfolio.

     Although most of the fund's holdings benefited from share price appreciation ($0.12 in the past six months) as interest rates fell, this environment hampered our positions in the housing finance sector. We experienced several early calls of our municipal housing bonds, which, like mortgage-backed bonds in the taxable sector, decline when homeowners refinance. The sector lagged as a result.

OUTLOOK

     Our outlook for municipal bonds remains little changed from six months ago. Historically low yields and high risk aversion make us cautious that rates may return to a more typical, higher range. We expect supply in the municipal market to be less than in 2002 but still relatively high. States and local municipalities are increasingly turning to the credit markets to fund capital projects that just a few years ago would have been funded with available cash. Any quick resolution of the seemingly ever-present geopolitical tensions will almost certainly reduce the "war premium" for municipal bonds, resulting in lower bond prices and higher yields. Even though the municipal market is not presently expecting Congress to eliminate double taxation of dividends-one of President Bush's proposals-in the near future, such legislation could be disadvantageous for the municipal market.

     Nevertheless, our long-term outlook for interest rates remains balanced for a number of reasons, not the least of which is the high degree of uncertainty regarding the pace of economic recovery. As well, geopolitical issues may persist in the market for some time. Furthermore, a fundamental asset allocation shift by investors toward fixed income should underpin demand, even if the economy takes a turn for the better. Long-term rates seem less vulnerable than short-term rates as historically steep yield curves in both taxable and tax-exempt markets may provide a cushion for longer maturities. Finally, the Federal Reserve, intent on maintaining price stability-excepting recent oil-related price spikes-has largely stamped out inflation, the archenemy of bond investors.

     The credit outlook, particularly for states that are highly dependent on income and capital gains taxes, should remain challenging. We will vigilantly review any risks to your portfolio with comprehensive credit analysis and position it optimally for the weeks and months ahead. We believe this new credit environment demonstrates the appropriateness of our investment style and underscores the value of our independent research. Prudent risk analysis, a diversified portfolio, and a disciplined investment approach are essential in what may be a challenging environment ahead.


     Respectfully submitted,



     Joseph K. Lynagh
     Chairman of the Investment Advisory Committee



     Charles B. Hill
     Chairman of the Investment Advisory Committee


     Maryland Short-Term Tax-Free Bond Fund


     Hugh D. McGuirk
     Chairman of the Investment Advisory Committee
     Maryland Tax-Free Bond Fund

     March 10, 2003

     The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the funds' investment programs.


T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     For SEC chart as follows (Maryland Tax Free Fund)

                                              Lipper Other
                                                    States             Maryland
                                                Tax-Exempt             Tax-Free
                                             Money  Market                Money
                                             Funds Average                 Fund
--------------------------------------------------------------------------------

3/30/01                                              10000                10000

2/02                                                 10173                10178

2/03                                                 10263                10277
--------------------------------------------------------------------------------

For SEC chart as follows (Maryland Short-Term Tax-Free Bond Fund)

                                 Lipper              Short             Maryland
                        Lehman Brothers          Municipal           Short Term
                           3-Year State         Debt Funds        Tax Free-Bond
                          GO Bond Index            Average                 Fund
--------------------------------------------------------------------------------

1/29/93                          10,000             10,000               10,000

8/93                             10,348             10,328               10,349

8/94                             10,620             10,547               10,622

8/95                             11,486             11,171               11,312

8/96                             11,985             11,614               11,680

8/97                             12,621             12,167               12,212

8/98                             13,284             12,709               12,757

8/99                             13,429             12,892               12,905

8/00                             14,505             13,675               13,756

8/01                             15,457             14,354               14,487

8/02                             16,322             14,877               15,011

--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

For SEC chart as follows (Maryland Tax-Freee Bond Fund)


                        Lehman Brothers    Lipper Maryland             Maryland
                         Municipal Bond     Municipal Debt        Tax-Free Bond
                                  Index      Funds Average                 Fund
--------------------------------------------------------------------------------

2/93                             10,000             10,000               10,000

2/94                             10,554             10,522               10,593

2/95                             10,753             10,625               10,744

2/96                             12,022             11,653               11,819

2/97                             12,598             12,148               12,425

2/98                             13,750             13,162               13,504

2/99                             14,595             13,864               14,286

2/00                             14,127             13,368               13,861

2/01                             16,054             14,825               15,507

2/02                             17,152             15,686               16,524

2/03                             18,467             16,779               17,825
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
2/28/03           1 Year     5 Years    10 Years   Inception        Date
--------------------------------------------------------------------------------

Maryland
Tax-Free
Money Fund          0.97%       --          --          1.43%    3/30/01

Maryland
Short-Term
Tax-Free
Bond Fund           3.62        4.21%       4.15%       --       1/29/93

Maryland
Tax-Free
Bond Fund           7.87        5.71        5.95        --          --
--------------------------------------------------------------------------------

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money fund.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Money Fund



Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------
                                                      Year              3/30/01
                                                     Ended              Through
                                                   2/28/03              2/28/02
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning of period                        $         1.000   $         1.000

Investment activities
Net investment
income (loss)                                        0.010*            0.018*

Distributions
Net investment
income                                              (0.010)           (0.018)

NET ASSET VALUE
End of period                              $         1.000   $         1.000
                                           ---------------   ---------------

Ratios/Supplemental Data
Total return^                                        0.97%*            1.78%*

Ratio of total
expenses to
average net assets                                   0.55%*            0.55%*!

Ratio of net
investment
income (loss)
to average
net assets                                           0.94%*            1.72%*!

Net assets,
end of period
(in thousands)                             $        72,009   $        43,291
                                           ---------------   ---------------



^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 2/28/03.

!    Annualized

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------

For a share outstanding throughout each period

Financial Highlights

                    Year
                   Ended
                 2/28/03     2/28/02     2/28/01     2/29/00     2/28/99
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning
of period      $    5.26   $    5.17   $    5.04   $    5.17   $    5.14
Investment activities
  Net investment
  income (loss)     0.15        0.18        0.20*       0.19*      0 .19

  Net realized and
  unrealized
  gain (loss)       0.04        0.09        0.13       (0.13)       0.03

  Total from
  investment
  activities        0.19        0.27        0.33        0.06        0.22

Distributions
  Net investment
  income           (0.15)      (0.18)      (0.20)      (0.19)      (0.19)

NET ASSET VALUE

End of period  $    5.30   $    5.26   $    5.17   $    5.04   $    5.17
               -----------------------------------------------------------------

Ratios/Supplemental Data
Total return^       3.62%       5.32%       6.60%*      1.16%*      4.46%*

Ratio of total
expenses to
average net
assets              0.54%       0.59%       0.60%*      0.60%*      0.62%*

Ratio of net
investment
income (loss)
to average
net assets          2.76%       3.45%       3.85%*      3.70%*      3.80%*

Portfolio
turnover rate       31.9%       23.8%       29.2%       41.4%       46.4%

Net assets,
end of period
(in thousands) $ 229,461   $ 158,145   $ 117,477   $ 124,135   $ 122,552


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.60% contractual expense limitation in effect through 2/28/03.

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------


Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/03     2/28/02     2/28/01     2/29/00     2/28/99
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period      $   10.64   $   10.48   $    9.87   $   10.73   $   10.67
  Investment activities
  Net investment
  income (loss)     0.50        0.52        0.53        0.53        0.54

  Net realized
  and unrealized
  gain (loss)       0.32        0.15        0.61       (0.85)
                                                                    0.06

  Total from
  investment
  activities        0.82        0.67        1.14       (0.32)       0.60

Distributions

  Net investment
  income           (0.50)      (0.51)      (0.53)      (0.53)      (0.54)

  Net realized
  gain             (0.02)       --          --         (0.01)       --

  Total
  distributions    (0.52)      (0.51)      (0.53)      (0.54)      (0.54)

NET ASSET VALUE

End of period  $   10.94   $   10.64   $   10.48   $    9.87   $   10.73
               -----------------------------------------------------------------

Ratios/Supplemental Data
Total return^       7.87%       6.56%      11.87%      (2.98)%      5.80%

Ratio of total
expenses to
average net
assets              0.49%       0.49%       0.49%       0.51%       0.51%

Ratio of net
investment
income (loss)
to average
net assets          4.62%       4.87%       5.24%       5.23%       5.10%

Portfolio
turnover rate       19.4%       18.5%       19.3%       29.2%       15.4%

Net assets,
end of period
(in millions)  $   1,348   $   1,229   $   1,110   $     979   $   1,063

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Money Fund
--------------------------------------------------------------------------------
                                                          February 28, 2003

Statement of Net Assets                                     Par      Value
--------------------------------------------------------------------------------
                                                               In thousands

MARYLAND 98.4%

Anne Arundel County, GO
     4.50%, 5/15/03                        $           200      $           201

     4.70%, 7/15/03                                    225                  228

  TECP, BAN, 1.05%, 3/19/03                          1,000                1,000

  TECP, BAN, 1.35%, 3/10/03                          2,000                2,000

Baltimore City, 4.50%, 7/1/03
  (FGIC Insured)                                       100                  101

Baltimore County
  Sheppard & Enoch Pratt Foundation
     VRDN (Currently 1.05%)                            300                  300

Baltimore County, GO
     VRDN (Currently 1.16%)                          1,500                1,500

     4.25%, 8/1/03                                     100                  101

  TECP, BAN, 1.05%, 4/8/03                           1,000                1,000

Baltimore County Mortgage, Multi-Family
     VRDN (Currently 1.10%)
     (GNMA Guaranteed)                               1,500                1,500

Baltimore IDA, GO, VRDN (Currently 1.10%)            2,100             2,100

Carroll County, GO
     2.50%, 10/1/03                                  1,100                1,106

     4.20%, 12/1/03                                     50                   51

     4.60%, 11/1/03                                  1,200                1,226

Frederick County
  Sheppard & Enoch Pratt Foundation
  VRDN (Currently 1.05%)                             2,200                2,200

Frederick County EFA, Hood College
     VRDN (Currently 1.08%)                          2,050                2,050

Frederick County, GO
     VRDN (Currently 1.08%)                          1,765                1,765

     2.00%, 11/1/03                                  1,100                1,105

     4.60%, 8/1/03                                     100                  101

     4.80%, 5/1/03                                     100                  101

Gaithersburg, Asbury Solomons
     VRDN (Currently 1.10%)
     (MBIA Insured)                                    995                  995

Howard County, GO
     5.00%, 8/15/03                                     25                   26

     5.50%, 2/15/14 (Prerefunded 2/15/04!) $           400                    $
                                                                            420

     6.00%, 5/15/13 (Prerefunded 5/15/03!)             750
                                                                            757

     TECP, BAN, 1.05%, 4/8/03                        1,000                1,000

Howard County
     5.25%, 8/15/08 (Prerefunded 8/15/03!)             300                  312

Maryland, GO
     4.30%, 7/15/03                                  1,000                1,011

     4.90%, 4/15/03                                    450                  452

     5.00%, 3/1/03                                     425                  425

     5.00%, 10/15/03                                   140                  143

     5.25%, 6/15/03                                  3,000                3,033

Maryland CDA
  Community Development, 1.25%, 12/18/03(mi          1,000                1,000

  New Waters Tower Dev. Corp.
     VRDN (Currently 1.20%)(misc. symbol)            1,900                1,900

  Parklane Apartments
     VRDN (Currently 1.15%) (misc. symbol)
     (FHA Guaranteed)                                2,500                2,500

     Maryland DOT, 5.00%, 9/1/03                       400                  407

Maryland Economic Dev. Corp.

  Bindagraphics, VRDN
  (Currently 1.15%)(misc. symbol)                    1,000                1,000

  Chesapeake Bay Foundation
  VRDN (Currently 1.08%)                               625                  625

Maryland HHEFA
  Carnegie Institution of Washington
     VRDN (Currently 1.05%)                          3,000                3,000

  Catholic Health Initiatives
     VRDN (Currently 1.15%)                          1,500                1,500

  Charlestown Community
     VRDN (Currently 1.05%)                          2,210                2,210

  Collington Episcopal Church
     VRDN (Currently 1.10%)                          1,095                1,095

  Easton Memorial Hosp.
     3.75%, 7/1/03 (MBIA Insured)                      200                  202

  Johns Hopkins Univ., TECP, 1.05%, 4/8/03           1,685                1,685

  Univ. of Maryland Medical System
     VRDN (Currently 1.05%)                          1,250                1,250

Maryland Ind. Dev. Fin. Auth.
  Calvert School, VRDN (Currently 1.05%)             2,700                2,700

  National Aquarium in Baltimore
     VRDN (Currently 1.05%)                $         2,000      $         2,000

Maryland National Capital Park & Planning Commission, GO
  Montgomery County, 2.00%, 12/1/03                    355                  357

  Prince Georges County, 2.50%, 7/1/03                 845                  848

     Montgomery County, GO
     4.00%, 5/1/03                                     260                  261

     4.50%, 10/1/03                                    500                  510

     5.50%, 10/1/03                                    600                  615

     7.00%, 5/1/03                                      95                   96

  TECP, BAN, 1.05%, 4/14/03                          2,000                2,000

Montgomery County
  Bethesda Parking Lot Dist.
     3.00%, 6/1/03 (FGIC Insured)                    1,000                1,003

Montgomery County Economic Dev. Auth.
  Howard Hughes Medical Fac.
     VRDN (Currently 1.10%)                          2,000                2,000

  Institute For Genomic Research
     VRDN (Currently 1.05%)                          1,000                1,000

  Montgomery County Housing Opportunities Commission

     VRDN (Currently 1.04%)                          1,000                1,000

     VRDN (Currently 1.05%)
     (FHA Guaranteed)                                2,000                2,000

Prince Georges County, COP, 4.50%,
     6/15/03 (MBIA Insured)                          1,905                1,922

Prince Georges County, GO
     2.00%, 9/15/03                                    520                  522

     4.00%, 5/15/03                                  1,000                1,004

     6.50%, 3/15/03                                    200                  200

Saint Mary's County, GO, 4.40%,
     7/1/03 (AMBAC Insured)                            170                  171

Univ. of Maryland
     3.00%, 4/1/03                                     660                  661

     4.60%, 10/1/03                                     45                   46

     4.90%, 4/1/03                                      50                   50

     5.50%, 4/1/10 (Prerefunded 4/1/03!)             1,000                1,023

Washington Suburban Sanitary Dist., GO
     VRDN (Currently 1.08%)                            400                  400

     4.00%, 6/1/03                                      80                   81

     4.125%, 6/1/03                                    210                  211

     4.375%, 6/1/03                        $         1,450      $         1,461

     5.00%, 6/1/03                                      25                   25

Total Maryland (Cost $70,851)                                         70,851


TEXAS 1.4%

Texas, GO, TRAN, 2.75%, 8/29/03                      1,000             1,005

Total Texas (Cost $1,005)                                              1,005

Total Investments in Securities
99.8% of Net Assets (Cost $71,856)                           $        71,856

Other Assets Less Liabilities                                            153

NET ASSETS                                                   $        72,009
                                                             ---------------

Net Assets Consist of:
Undistributed net investment
income (loss)                                                $             5

Paid-in-capital applicable to
72,009,128 shares of no par
value capital stock outstanding;
unlimited shares authorized                                           72,004

NET ASSETS                                                   $        72,009
                                                             ---------------

NET ASSET VALUE PER SHARE                                    $          1.00
                                                             ---------------



T. Rowe Price Maryland Tax-Free Money Fund
--------------------------------------------------------------------------------



(Misc. Symbol)  Interest subject to alternative minimum tax
             !  Used in determining portfolio maturity
         AMBAC  AMBAC Assurance Corp.
           BAN  Bond Anticipation Note
           CDA  Community Development Administration
           COP  Certificates of Participation
           DOT  Department of Transportation
           EFA  Educational Facility Authority
          FGIC  Financial Guaranty Insurance Company
           FHA  Federal Housing Authority
          GNMA  Government National Mortgage Association
            GO  General Obligation
         HHEFA  Health & Higher Educational Facility Authority
           IDA  Industrial Development Authority/Agency
          MBIA  MBIA Insurance Corp.
          TECP  Tax-Exempt Commercial Paper
          TRAN  Tax Revenue Anticipation Note
          VRDN  Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund February 28, 2003
--------------------------------------------------------------------------------

Statement of Net Assets                                     Par      Value
--------------------------------------------------------------------------------
                                                               In thousands

MARYLAND 97.7%

Allegany County PCR
  Meadwestvaco Corp., 5.90%, 7/1/04        $         1,000      $         1,026

Anne Arundel County, GO
     5.00%, 3/15/03(misc. symbol)                    1,345                1,348

     5.00%, 2/15/04                                  1,480                1,536

     5.00%, 3/1/07                                     525                  586

     5.75%, 2/1/04(misc. symbol)                       350                  364

Baltimore City, GO
  Consolidated Public Improvement
     7.375%, 10/15/03 (FGIC Insured)                 2,200                2,288

Baltimore City
  Board of Ed. Administration, COP
     5.25%, 4/1/04 (MBIA Insured)                    2,160                2,259

     5.25%, 4/1/05 (MBIA Insured)                    2,025                2,192

Baltimore County, GO
  Consolidated Public Improvement
     5.00%, 6/1/05                                   1,000                1,084

     5.50%, 6/1/04                                   1,000                1,055

  Equipment Acquisition Program,
     4.00%, 8/1/05                                   3,195                3,403

  Metropolitan District 66th Issue,
     5.00%, 7/1/07                                     195                  219

  Refunding Consolidated Public Improvement
     5.00%, 6/1/07                                   2,175                2,440

  Refunding Pension, 5.50%, 8/1/04                   1,000                1,063

Baltimore County Economic Dev.
  Garrison Forest School Project
     VRDN (Currently 1.15%)                          2,100                2,100

  Maryvale Preparatory School,
     6.50%, 5/1/08                                     895                  895

Baltimore County Metropolitan Dist., GO,
     5.50%, 4/1/03                                      40                   40

Baltimore County Mortgage
  Springhill Housing
     VRDN (Currently 1.10%)
     (GNMA Guaranteed)                               1,400                1,400

  Frederick County, GO
     5.00%, 7/1/04                                   2,505                2,635

  BAN, VRDN (Currently 1.08%)                          815                  815

  Public Fac., 5.00%, 12/1/04                        1,645                1,756

  Frederick County EFA
     Hood College, VRDN (Currently 1.08%)              950                  950

  Mount St. Marys College
     VRDN (Currently 1.05%)                $           850      $           850

Gaithersburg, Asbury Methodist
  VRDN (Currently 1.10%)
     (MBIA Insured)                                    895                  895

Harford County, GO
     Public Improvement, 5.30%, 9/1/03               1,455                1,488

Howard County, GO
  Consolidated Public Improvement
     5.00%, 8/15/03                                    500                  509

     5.00%, 8/15/07                                    750                  845

     6.00%, 8/15/03                                    750                  767

Howard County
  Consolidated Public Improvement
  5.40%, 2/15/13 (Prerefunded 2/15/04!)                500                  526

Maryland, GO
  State & Local Fac.
     4.00%, 2/1/04                                   5,000                5,137


     4.90%, 4/15/03                                    500                  503

     5.00%, 7/15/03                                  1,000                1,015

     5.00%, 7/15/04                                  5,975                6,296

     5.00%, 2/1/05                                   3,000                3,217

     5.00%, 2/1/06                                   2,600                2,856

     5.00%, 3/1/07                                   1,500                1,674

     5.20%, 3/15/04                                  2,500                2,608

     5.25%, 3/1/05                                   2,500                2,700

     5.25%, 7/15/05                                  1,550                1,695

     5.25%, 7/15/06                                  2,000                2,240

     5.25%, 2/1/08                                   1,000                1,134

     5.25%, 3/1/09                                   3,800                4,322

     5.50%, 3/1/10                                   1,000                1,154

Maryland CDA, 1.20%, 12/18/03                        2,500                2,502

Maryland DOT
     5.00%, 9/1/03                                   3,795                3,871

     5.00%, 9/1/04                                   5,000                5,290

     5.25%, 9/1/05                                   1,085                1,190

  COP, 5.00%,10/15/03(misc. symbol)                  2,505                2,565

  COP, 5.00%,10/15/05(misc. symbol)                  1,050                1,135

Maryland Economic Dev. Corp.
  Associated Jewish Charities
     5.25%, 7/15/03                        $           320      $           324

     5.50%, 7/15/04                                    340                  355

     5.50%, 7/15/05                                    360                  383

     5.50%, 7/15/06                                    380                  409

     5.50%, 7/15/07                                    400                  431

  Univ. Village at Sheppard Pratt
     4.40%, 7/1/05 (ACA Insured)                       250                  264

     4.55%, 7/1/06 (ACA Insured)                       250                  267

  Waste Management, 4.65%,
     4/1/04(misc. symbol)                            1,200                1,219

Maryland Energy Fin. Administration
  Baltimore Wastewater, 5.75%,
     12/1/04(misc. symbol)                           2,570                2,724

Maryland HHEFA
  Board of Child Care
     4.50%, 7/1/03                                   1,135                1,148

     5.00%, 7/1/04                                   1,000                1,049

     5.00%, 7/1/05                                   1,010                1,090

  Broadmead, 4.90%, 7/1/04                             250                  260

  Calvert Memorial Hosp., 4.75%, 7/1/09                275                  297

  Charity Obligation Group
     4.60%, 11/1/26 (Prerefunded 11/1/03!)             975                  997

  Easton Memorial Hosp.
     5.00%, 7/1/03 (MBIA Insured)                      390                  395

     5.00%, 7/1/04 (MBIA Insured)                      410                  432

     5.00%, 7/1/05 (MBIA Insured)                      430                  467

  Johns Hopkins Hosp.
     5.00%, 8/1/04                                   3,500                3,674

     5.00%, 8/1/06                                   2,665                2,931

     5.00%, 5/15/08                                  1,000                1,107

  Johns Hopkins Univ.
     6.00%, 7/1/07                                   1,000                1,163

     6.00%, 7/1/39 (Prerefunded 7/1/09!)             4,095                4,900

  Kennedy Krieger Institute
     6.00%, 7/1/03                                     380                  386

     6.00%, 7/1/04                                     405                  428

     6.00%, 7/1/05                                     430                  470

  Pooled Loan Program, VRDN
     (Currently 1.05%)                     $         1,100      $         1,100

  Sinai Hosp., 5.10%, 7/1/03
     (AMBAC Insured)                                 1,360                1,379

  Trinity School, VRDN (Currently 1.08%)               300                  300

  Univ. of Maryland Medical System
     VRDN (Currently 1.05%)                          3,100                3,100

     5.00%, 7/1/03                                     860                  870

     5.00%, 7/1/04                                   1,000                1,045

     5.00%, 7/1/05                                   1,020                1,093

     6.00%, 7/1/03                                     200                  203

     6.00%, 7/1/05                                     200                  219

Maryland IDA
  Calvert School, VRDN (Currently 1.05%)             2,000                2,000

  Sheppard & Enoch Pratt Foundation
     1.75%, 12/31/11                                 1,745                1,747

Maryland National Capital Park & Planning Commission, GO
  Prince Georges County
     1.15%, 5/1/22                                   3,000                3,000

     6.25%, 1/15/07                                  1,250                1,447

Maryland Transportation Auth.
     5.50%, 7/1/03                                   1,000                1,015

  Baltimore/Washington Int'l. Airport
     5.60%, 7/1/03 (FGIC Insured)                    2,250                2,285

Montgomery County, GO
     4.75%, 2/1/05                                   1,320                1,409

     5.00%, 10/1/05                                  2,000                2,189

     6.30%, 4/1/04                                     950                1,004

  Consolidated Public Improvement
     5.10%, 4/1/04                                     380                  397

     5.25%, 1/1/04                                   2,575                2,666

     5.375%, 1/1/07                                    250                  282
     5.375%, 5/1/11 (Prerefunded 5/1/07!)              500                  577

     5.375%, 5/1/13 (Prerefunded 5/1/07!)              190                  219

     5.50%, 7/1/03                                   2,305                2,340

     5.50%, 4/1/13 (Prerefunded 4/1/06!)             3,400                3,870

     5.60%, 7/1/04                                   4,000                4,241

     5.70%, 7/1/05                                     965                1,064

Montgomery County
  Bethesda Parking Lot Dist.
     3.00%, 6/1/03 (FGIC Insured)                    1,125                1,131

  Consolidated Public Improvement
     5.50%, 4/1/16 (Prerefunded 4/1/06!)   $         3,000      $         3,414

  Equipment Acquisition Program, COP
     4.00%, 6/1/04                                   3,000                3,110

  Silver Spring Parking Lot Dist.
     3.00%, 6/1/03 (FGIC Insured)                    1,950                1,960

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources Fac.
     5.70%, 7/1/03(misc. symbol)                     4,260                4,317

     5.80%, 7/1/04(misc. symbol)
     (MBIA Insured)                                  3,775                3,982

     5.90%, 7/1/05(misc. symbol)                     2,250                2,425

     6.00%, 7/1/06(misc. symbol)                     4,170                4,597

  Southwest Resources Recovery Fac.
     7.15%, 1/1/04 (MBIA Insured)                    2,800                2,942

Prince Georges County, GO
     5.00%, 10/1/03                                    100                  102

  Consolidated Public Improvement
     5.00%, 5/15/04                                  5,000                5,240

     5.00%, 5/15/07 (FSA Insured)                    3,930                4,405

Prince Georges County, IDA, PCR
     Int'l. Paper, 3.15%, 1/15/14                    1,100                1,107

Queen Annes County, GO
  School & Public Fac.
     5.125%, 1/15/09 (FGIC Insured)                  1,530                1,722

Univ. of Maryland
  Auxiliary Fac. & Tuition
  5.00%, 4/1/04                                      2,000                2,086

  5.00%, 4/1/05                                      3,325                3,584

  5.00%, 4/1/09                                      3,000                3,371

Washington Suburban Sanitary Dist., GO
     4.00%, 6/1/04                                     350                  363

     4.125%, 6/1/03                                  1,000                1,008

     4.50%, 6/1/05                                   4,385                4,704

     4.75%, 12/1/03                                    100                  103

     5.00%, 6/1/05                                   3,150                3,414

     5.00%, 6/1/07                                     885                  993

     6.25%, 6/1/08 (Prerefunded 6/1/04!)             1,000                1,065

  BAN, VRDN (Currently 1.04%)                        1,200                1,200

Washington Suburban Sanitary Dist.

     6.10%, 6/1/07 (Prerefunded 6/1/04!)   $           500      $           532

     6.60%, 6/1/15 (Prerefunded 6/1/04!)             1,000                1,069

Worcester County, GO

  Consolidated Public Improvement
     5.10%, 8/1/04                                   1,000                1,057

Total Maryland (Cost $219,191)                                          224,072


DISTRICT OF COLUMBIA 0.5%

Washington Metropolitan Area Transit Auth.


Total District of Columbia (Cost $1,150)                                  1,181


PUERTO RICO 5.1%

Children's Trust Fund

     4.90%, 7/1/05 (Escrowed to Maturity)              585                  635

Puerto Rico Electric Power Auth.

     4.00%, 7/1/05                                   3,760                3,976

     5.00%, 7/1/06                                   3,000                3,303

Puerto Rico Ind. Medical & Environmental IDRB, PCR

     Intel, 4.25%, 9/1/13                            1,500                1,519

Puerto Rico Municipal Fin. Agency, GO

     5.50%, 8/1/07 (FSA Insured)                     2,000                2,295

Total Puerto Rico (Cost $11,394)                                         11,728

Total Investments in Securities

103.3% of Net Assets (Cost $231,735)                            $       236,981

Other Assets Less Liabilities                                            (7,520)

NET ASSETS                                                      $       229,461
                                                                ---------------



Net Assets Consist of:
Undistributed net investment income (loss)                      $             2

Net unrealized gain (loss)                                                5,246

Paid-in-capital applicable to
43,296,409 no par value shares of
beneficial interest outstanding;
unlimited number of shares authorized                                   224,213

NET ASSETS                                                      $       229,461
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          5.30
                                                                ---------------



( misc. symbol)  Interest subject to alternative minimum tax
              !  Used in determining portfolio maturity
            ACA  American Capital Access Financial Guaranty Corp.
          AMBAC  AMBAC Assurance Corp.
            BAN  Bond Anticipation Note
            CDA  Community Development Administration
            COP  Certificates of Participation
            DOT  Department of Transportation
            EFA  Educational Facility Authority
           FGIC  Financial Guaranty Insurance Company
            FSA  Financial Security Assurance Inc.
           GNMA  Government National Mortgage Association
             GO  General Obligation
          HHEFA  Health & Higher Educational Facility Authority
            IDA  Industrial Development Authority/Agency
           IDRB  Industrial Development Revenue Bond
           MBIA  MBIA Insurance Corp.
            PCR  Pollution Control Revenue
           VRDN  Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                         February 28, 2003


Statement of Net Assets                                 Par      Value
--------------------------------------------------------------------------------
                                                        In thousands

MARYLAND  95.9%

Anne Arundel County
Consolidated Public Improvement
     6.30%, 8/1/16 (Prerefunded 8/1/05!)   $           775      $           876

     6.30%, 8/1/19 (Prerefunded 8/1/05!)               725                  819

     6.30%, 8/1/20 (Prerefunded 8/1/05!)               705                  797

     6.30%, 8/1/21 (Prerefunded 8/1/05!)               790                  893

  Farmington Village, 6.25%, 6/1/25                  4,198                4,259

  National Business Park, 7.375%, 7/1/28             3,500                3,799

  Water & Sewer
     6.30%, 8/1/22 (Prerefunded 8/1/05!)               450                  508

     6.30%, 8/1/24 (Prerefunded 8/1/05!)               720                  814

Anne Arundel County, GO, 5.375%, 3/1/13              4,470                5,105

Baltimore City

  COP, 5.25%, 4/1/06 (MBIA Insured)                  2,000                2,220

  Board of Ed. Administration, COP

     5.00%, 4/1/14 (MBIA Insured)                    3,635                3,938

     5.00%, 4/1/16 (MBIA Insured)                    3,825                4,098

  Convention Center

     6.00%, 9/1/17 (FGIC Insured)
     (Prerefunded 9/1/04!)**                         5,200                5,581

  Multi-Family

     6.60%, 12/20/24 (GNMA Guaranteed)               1,000                1,021

  Parking

     5.25%, 7/1/21 (FGIC Insured)                    2,050                2,276

     6.00%, 7/1/14 (FGIC Insured)                    5,155                6,221

     6.00%, 7/1/15 (FGIC Insured)                    5,460                6,628

     6.00%, 7/1/16 (FGIC Insured)                    5,785                7,032

     6.00%, 7/1/17 (FGIC Insured)                    6,135                7,464

     6.00%, 7/1/18 (FGIC Insured)                    6,505                7,919

  Wastewater

     5.60%, 7/1/13 (MBIA Insured)                    7,100                8,142

     5.625%, 7/1/30 (FSA Insured)
     (Prerefunded 7/1/10!)                           5,000                5,841

  Water

     5.60%, 7/1/13 (MBIA Insured)                   12,200               13,990

     5.65%, 7/1/20 (MBIA Insured)          $         2,000      $         2,282

     5.80%, 7/1/15 (FGIC Insured)
     (Prerefunded 7/1/12!)                           3,350                3,986

     6.00%, 7/1/15 (FGIC Insured)                    6,250                7,546

     6.00%, 7/1/16 (FSA Insured)
     (Prerefunded 7/1/10!)                           1,230                1,467

     6.00%, 7/1/19 (FSA Insured)
     (Prerefunded 7/1/10!)                             750                  894

     6.00%, 7/1/20 (FSA Insured)
     (Prerefunded 7/1/10!)                             990                1,181

     6.00%, 7/1/21 (FSA Insured)
     (Prerefunded 7/1/10!)                           1,650                1,968

Baltimore City, GO

     Zero Coupon, 10/15/06 (FGIC Insured)            3,100                2,774

     7.00%, 10/15/08 (MBIA Insured)                  5,190                6,426

     7.50%, 10/15/09 (FGIC Insured)                  2,635                3,364

  Consolidated Public Improvement

     Zero Coupon, 10/15/08 (FGIC Insured)            1,785                1,418

     Zero Coupon, 10/15/09 (FGIC Insured)            2,170                1,624

     Zero Coupon, 10/15/11 (FGIC Insured)            3,525                2,326

     5.50%, 10/15/16 (FGIC Insured)                    875                1,021

     7.00%, 10/15/07 (MBIA Insured)                    500                  608

Baltimore City Port Fac., PCR

  DuPont de Nemours, 6.50%, 10/1/11                 10,900               11,279

Baltimore County, GO

     VRDN (Currently 1.16%)                          2,020                2,020

     5.00%, 8/1/15                                   1,200                1,318

     5.00%, 8/1/16                                     900                  981

     5.25%, 8/1/19                                   6,725                7,358

  Pension Funding

     5.125%, 8/1/14                                  4,300                4,734

     5.125%, 8/1/15                                  4,195                4,596

Baltimore County Economic Dev.

  Maryvale Preparatory School,
     6.50%, 5/1/11                                     600                  580

Baltimore County Mortgage

  North Brooke Apartments

     6.35%, 1/20/21 (GNMA Guaranteed)                3,000                3,136

  Springhill Housing

     VRDN (Currently 1.10%)

     (GNMA Guaranteed)                     $           545      $           545

Baltimore IDA, GO, Capital Acquisition

     VRDN (Currently 1.10%)                          1,000                1,000

Calvert County, PCR, Baltimore Gas & Electric

     5.55%, 7/15/14                                  5,650                5,867

Carroll County, GO

     5.625%, 10/1/20                                 1,900                2,115

         Public Improvement

     5.50%, 12/1/16                                  1,130                1,278

     5.50%, 12/1/18                                  1,000                1,110

     5.50%, 12/1/19                                  1,000                1,109

Charles County                                           x                    x

  Holly Station, 6.45%, 5/1/26                       1,780                1,868

  New Forest Apartments, 6.10%, 11/1/28              5,000                5,283

Damascus Gardens Dev. Corp.

     7.375%, 8/15/17
     (Escrowed to Maturity)                          3,340                4,222

Frederick County

  Buckingham's Choice, 5.90%, 1/1/17                 1,855                1,738

  Gaithersburg Hosp. Fac.

  Shady Grove Adventist Hosp.

     6.50%, 9/1/12 (FSA Insured)                     5,000                6,162

Frederick County, GO

     VRDN (Currently 1.08%)                          2,415                2,415

     5.25%, 7/1/13                                   2,080                2,364

     5.25%, 7/1/16                                   2,475                2,814

  Public Fac.

     5.00%, 12/1/09                                  1,000                1,134

     5.00%, 12/1/10                                  2,855                3,239

     5.00%, 12/1/12                                  2,895                3,227

     5.25%, 7/1/15                                     925                1,023

     5.25%, 12/1/20                                  1,990                2,183

     5.75%, 7/1/19                                   6,430                7,266

Howard County

  Golf Course Fac., 6.00%, 2/15/21                   3,110                3,361

Howard County, GO

  COP, 8.15%, 2/15/20                      $           460      $           646

  Public Improvement

     5.00%, 2/15/07                                    750                  836

     5.00%, 8/15/10                                  5,000                5,640

Maryland

  State & Local Fac.

     5.70%, 3/15/10 (Prerefunded 3/15/05!)           5,000                5,552

Maryland, GO

  State & Local Fac.

     5.00%, 2/1/05                                   5,000                5,361

     5.125%, 8/1/05                                  4,000                4,368

     5.25%, 3/1/05                                   3,000                3,240

     5.25%, 3/1/06                                   3,830                4,244

     5.25%, 3/1/07                                   4,300                4,841

     5.25%, 2/1/08                                   4,720                5,350

     5.25%, 3/1/08                                   8,220                9,332

     5.25%, 2/1/10                                   7,035                7,998

     5.25%, 7/15/13                                 18,900               21,169

     5.25%, 7/15/14                                 10,045               11,202

     5.50%, 3/1/10                                  10,000               11,539

     5.50%, 3/1/13                                   1,000                1,165

     5.50%, 7/15/15                                  5,000                5,865

     5.75%, 8/1/14                                  17,650               20,514

     5.75%, 8/1/15                                  20,590               23,857

Maryland CDA

  Multi-Family

  5.70%, 7/1/17(misc. symbol)                        2,875                3,031

  5.85%, 7/1/27(misc. symbol)                        7,000                7,329


  5.875%, 7/1/16                                     3,345                3,574

  6.20%, 7/1/23(misc. symbol)                        3,885                4,170

  New Princess Anne Townhouses

     VRDN (Currently 1.20%)(misc. symbol)            2,875                2,875

  Single Family

     4.80%, 4/1/13                                   1,050                1,095

     5.40%, 4/1/11                                   1,000                1,086

     5.50%, 9/1/22(misc. symbol)                     4,230                4,436

     5.60%, 9/1/28(misc. symbol)           $         3,000      $         3,127

     5.80%, 9/1/32(misc. symbol)                     3,100                3,257

     5.85%, 9/1/21(misc. symbol)                     5,000                5,307

     5.875%, 9/1/25(misc. symbol)                    5,000                5,234

     5.95%, 4/1/16                                     900                  957

     5.95%, 9/1/29(misc. symbol)                    26,475               27,890

     6.00%, 4/1/17                                   2,500                2,564

     6.125%, 9/1/20(misc. symbol)                    5,160                5,526

     6.45%, 4/1/14                                   1,000                1,040

     6.75%, 4/1/26(misc. symbol)                     6,615                6,847

     7.00%, 4/1/14                                   2,720                2,804

     7.05%, 4/1/17                                   4,750                4,897

     7.25%, 4/1/19(misc. symbol)                     1,500                1,546

Maryland DOT
     5.00%, 12/15/06                                 2,020                2,264

     5.00%, 12/15/07                                 2,000                2,262

Maryland Economic Dev. Corp.
  Anne Arundel County Golf Course Systems

     8.25%, 6/1/28                                   4,050                4,067

  Associated Jewish Charities

     5.67%, 7/15/29                                 16,645               16,531

  Chesapeake Bay Foundation

     VRDN (Currently 1.08%)                          2,275                2,275

  Montgomery County

     5.00%, 9/15/12                                    555                  623

     5.00%, 9/15/13                                    435                  483

     5.00%, 9/15/15                                  1,025                1,120

     5.00%, 9/15/16                                    650                  705

  Morgan State Univ. Student
  Housing Project
     6.00%, 7/1/22                                   2,250                2,334

     6.00%, 7/1/34                                   9,580                9,847

  The Associated Jewish Charities
     VRDN (Currently 1.05%)                          1,000                1,000

  Univ. Village at Sheppard Pratt
     6.00%, 7/1/33 (ACA Insured)                     4,000                4,246

  Waste Management, 4.65%,
     4/1/04(misc. symbol)                            2,000                2,032

Maryland Energy Fin. Administration
  Baltimore Wastewater
     6.30%, 12/1/10(misc. symbol)          $         6,145      $         6,665

     6.45%, 12/1/16(misc. symbol)                    2,600                2,797

Maryland HHEFA
  Adventist Healthcare, 5.75%, 1/1/25                4,000                4,000
  Board of Child Care
     5.375%, 7/1/32                                  2,975                3,050

     5.625%, 7/1/20                                  1,000                1,081

     5.625%, 7/1/22                                    500                  530

  Bradford Oaks Nursing and Rehabilitation Center
     6.375%, 1/1/19                                  1,500                1,444

     6.375%, 1/1/27                                  2,585                2,410

  Carnegie Institution of Washington
     VRDN (Currently 1.05%)                          1,000                1,000

  Carroll County General Hosp.
     5.80%, 7/1/32                                   5,055                5,236

     6.00%, 7/1/16                                     670                  736

     6.00%, 7/1/17                                     300                  328

     6.00%, 7/1/21                                   1,100                1,178

     6.00%, 7/1/26                                   4,740                4,996

     6.00%, 7/1/37                                  14,750               15,492

  Catholic Health Initiatives
     6.00%, 12/1/20                                  3,400                3,766

     6.00%, 12/1/24                                  1,000                1,097

  Chesapeake Hosp.
     5.375%, 1/1/28 (FSA Insured)                    2,250                2,338

  Collington Episcopal

     6.75%, 4/1/20                                   1,000                1,020

     6.75%, 4/1/23                                   5,800                5,925

  Doctor's Community Hosp.
     5.50%, 7/1/24                                   7,995                7,572

     5.75%, 7/1/13                                   3,580                3,642

  Francis Scott Key Medical Center
     5.00%, 7/1/18 (FGIC Insured)                    4,880                4,975

  Frederick Memorial Hosp.
     5.00%, 7/1/23 (FGIC Insured)                    4,000                4,041

     5.125%, 7/1/35                                 24,500               24,491

  Good Samaritan Hosp.
     5.60%, 7/1/06 (Escrowed to Maturity)  $         1,545      $         1,746

     5.60%, 7/1/07 (Escrowed to Maturity)            1,875                2,156

     5.75%, 7/1/13 (AMBAC Insured)
     (Escrowed to Maturity)                          4,000                4,654

  Greater Baltimore Medical Center
     5.00%, 7/1/25                                   3,000                2,992

     5.00%, 7/1/34                                   2,825                2,780

  Helix Health
     5.00%, 7/1/27 (AMBAC Insured)
     (Escrowed to Maturity)                          8,070                8,564

     5.125%, 7/1/10 (AMBAC Insured)
     (Escrowed to Maturity)                          2,485                2,823

  Howard County General Hosp.
     5.50%, 7/1/21 (Escrowed to Maturity)            5,000                5,165

  Johns Hopkins Hosp.
     Zero Coupon, 7/1/19                             9,460                4,261

     5.00%, 8/1/04                                   3,500                3,674

     5.00%, 8/1/06                                   2,000                2,200

     5.00%, 5/15/13                                  1,465                1,566

     5.50%, 5/15/38                                 10,590               11,189

     6.625%, 7/1/08 (Escrowed to Maturity)           1,725                1,959

  Johns Hopkins Medical Institute
  Parking Fac.
     5.375%, 7/1/20 (AMBAC Insured)                  5,550                5,842

     5.50%, 7/1/26 (AMBAC Insured)                   3,220                3,477

  Johns Hopkins Univ.
     5.125%, 7/1/20                                  6,660                7,025

     5.25%, 7/1/15                                   1,500                1,667

     5.25%, 7/1/16                                   9,540               10,604

     5.25%, 7/1/17                                   3,100                3,390

     6.00%, 7/1/07                                   1,065                1,238

     6.00%, 7/1/39 (Prerefunded 7/1/09!)            18,845               22,551

  Kaiser Permanente, 5.375%, 7/1/15                  2,865                3,038

  Loyola College
  VRDN (Currently 1.18%)
     (MBIA Insured)                                    400                  400

     5.375%, 10/1/26 (MBIA Insured)                  5,820                6,060

  Maryland General Hosp.
     6.20%, 7/1/24 (MBIA Insured)          $         4,000      $         4,312

  Maryland Institute College of Art
     5.50%, 6/1/32                                   5,550                5,645

     5.625%, 6/1/36                                  3,345                3,428

  Mercy Medical Center
     5.625%, 7/1/31                                 22,185               22,367

     5.75%, 7/1/26 (FSA Insured)                     1,500                1,672

     6.50%, 7/1/13 (FSA Insured)                     2,155                2,603

  North Arundel Hosp.
     6.50%, 7/1/26                                   1,700                1,833

     6.50%, 7/1/31                                   4,420                4,755

  Univ. of Maryland Medical System
     6.00%, 7/1/22                                   3,000                3,257

     6.00%, 7/1/32                                   7,000                7,452

     6.625%, 7/1/20                                  6,165                6,871

     6.75%, 7/1/30                                  15,535               17,124

     7.00%, 7/1/22 (FGIC Insured)                    2,090                2,702

  Upper Chesapeake Hosp.
     5.125%, 1/1/38 (FSA Insured)                    2,000                2,030

Maryland Ind. Dev. Fin. Auth.
  American Center For Physics
  Headquarters Fac.
     5.00%, 12/15/12                                 1,600                1,775

     5.25%, 12/15/13                                   865                  968

     5.25%, 12/15/14                                   910                1,008

     5.25%, 12/15/15                                 1,280                1,411

  Bon Secours Health
     5.929%, 8/26/22 (FSA Insured)                  15,000               17,253

  Calvert School, VRDN (Currently 1.05%)             3,600                3,600

  Holy Cross Health, 5.60%, 12/1/09                  2,780                3,164

  National Aquarium in Baltimore
     VRDN (Currently 1.05%)                          1,000                1,000

     5.50%, 11/1/17                                  1,430                1,573

Maryland National Capital Park & Planning Commission, GO
  Prince Georges County
     VRDN (Currently 1.15%)                          3,000                3,000

Maryland Stadium Auth.
  Baltimore Convention Center Expansion
     5.875%, 12/15/11 (AMBAC Insured)      $         2,025      $         2,229

  Sports Fac. Lease
     VRDN (Currently 1.15%)(misc. symbol)            2,270                2,270

Maryland Transportation Auth.
     Zero Coupon, 7/1/07 (FGIC Insured)              8,500                7,670

     Zero Coupon, 7/1/08 (FGIC Insured)              2,000                1,719

     Zero Coupon, 7/1/09 (FGIC Insured)             10,410                8,482

     5.75%, 7/1/15                                   2,000                2,007

     6.80%, 7/1/16 (Escrowed to Maturity)           20,695               25,179

  Baltimore-Washington Int'l. Airport
     5.25%, 3/1/11
     (AMBAC Insured)(misc. symbol)                   6,475                7,100

     5.25%, 3/1/13
     (AMBAC Insured)(misc. symbol)                   7,180                7,839

     5.25%, 3/1/14
     (AMBAC Insured)(misc. symbol)                   6,375                6,912

     5.25%, 3/1/20
     (AMBAC Insured)                                 4,500                4,861

     5.25%, 3/1/21
     (AMBAC Insured)                                 4,735                5,078

     5.25%, 3/1/27
     (AMBAC Insured)(misc. symbol)                  10,000
                                                                         10,328

     5.50%, 3/1/16
     (AMBAC Insured)(misc. symbol)                   8,540                9,364

     5.50%, 3/1/19
     (AMBAC Insured)(misc. symbol)                   8,170                8,793

     6.25%, 7/1/14
     (FGIC Insured)(misc. symbol)                    3,305                3,565

Maryland Water Quality Fin. Administration

     Zero Coupon, 9/1/07                             1,125                1,011

     6.00%, 9/1/15                                   1,600                1,712

Montgomery County
         Consolidated Public Improvement
     5.50%, 4/1/14 (Prerefunded 4/1/06!)             2,500                2,845

     6.125%, 10/1/13 (Prerefunded 10/1/04!)          2,500                2,747

  Golf Course Fac.
     6.125%, 10/1/22
     (Prerefunded 10/1/06!)                          2,260                2,655

  Montgomery County, GO
     5.00%, 10/1/05                                  1,225                1,341

     5.25%, 11/1/11                                  2,900                3,324

     5.25%, 10/1/12                                  3,900                4,449

     5.25%, 10/1/13                                  2,750                3,115

     5.25%, 10/1/19                                  5,710                6,234

  TECP, 1.00%, 3/11/03                               1,000                1,000

  Consolidated Public Improvement
     5.00%, 2/1/18                         $         7,000      $         7,493

     5.00%, 2/1/19                                   7,000                7,448

     5.375%, 5/1/09                                  2,850                3,246
     5.375%, 5/1/10
     (Prerefunded 5/1/07!)                           2,700                3,118

     5.375%, 5/1/16                                  4,000                4,484
     5.50%, 1/1/14
     (Prerefunded 1/1/10!)                           5,760                6,684
     6.00%, 1/1/20
     (Prerefunded 1/1/10!)                           6,500                7,742
     6.125%, 10/1/14
     (Prerefunded 10/1/04!)                          3,150                3,461

Montgomery County Economic Dev.
  Trinity Health Corp.
     5.25%, 12/1/31                                  2,775                2,829

     5.50%, 12/1/16                                  2,450                2,693

Montgomery County Housing Opportunities Commission
  Multi-Family
     6.10%, 7/1/30                                   4,620                4,965

     6.25%, 7/1/25                                   5,500                5,770

     7.50%, 7/1/24 (Prerefunded 7/1/04!)             3,000                3,295

  Single Family
     5.75%, 7/1/13                                   1,560                1,675

     5.90%, 7/1/17                                   1,105                1,135

     6.00%, 7/1/17                                   3,235                3,330

     6.50%, 7/1/11                                   1,720                1,772

     6.65%, 7/1/16                                     435                  455

Montgomery County Housing Opportunities Commission, GO
  Single Family, 6.90%, 7/1/19                       2,000                2,006

Montgomery County, PCR
  Potomac Electric, 5.375%, 2/15/24                  4,110                4,194
Morgan State Univ.
  Academic Fees and Auxiliary Fac.
     5.00%, 7/1/20 (FGIC Insured)                      550                  585

     5.00%, 7/1/32 (FGIC Insured)                    1,600                1,646

     6.05%, 7/1/15 (MBIA Insured)                    1,100                1,338

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources Fac.
     6.00%, 7/1/06 (misc. symbol)          $         1,115      $         1,229

     6.00%, 7/1/07 (misc. symbol)                    1,000                1,112

     6.00%, 7/1/08 (misc. symbol)                   10,000               11,187

     6.20%, 7/1/10 (misc. symbol)                    8,025                8,300

     6.30%, 7/1/16 (MBIA Insured)
     (misc. symbol)                                 25,495               26,365

Northeast Maryland Waste Disposal Auth., IDRB
  Waste Management
     4.75%, 1/1/12 (misc. symbol)                    1,620                1,533

     5.00%, 1/1/12 (misc. symbol)                    6,545                6,282

Prince Georges County, GO
  Consolidated Public Improvement
     5.125%, 10/1/11                                 2,000                2,261

     5.25%, 12/1/19 (FGIC Insured)                   2,720                2,967

     5.50%, 5/15/13 (FSA Insured)                    1,900                2,202

Prince Georges County Hosp.
  Dimensions Health Corp., 5.375%, 7/1/14            2,685                1,798

Prince Georges County Housing Auth.
  Keystone Housing
     6.80%, 7/1/25 (MBIA Insured)                    2,600                2,630

  Riverview Terrace Apartments
     6.70%, 6/20/20 (GNMA Guaranteed)                1,500                1,577

  Single Family
     6.15%, 8/1/19 (misc. symbol)                      310                  333

     6.20%, 2/1/32 (misc. symbol)                      410                  443

  Stevenson Apartments
     6.35%, 7/20/20 (GNMA Guaranteed)                2,200                2,247

Prince Georges County IDA
  Upper Marlboro Justice Center
     5.25%, 6/30/19 (MBIA Insured)                   1,500                1,543

Prince Georges County, PCR
  Potomac Electric Power
     5.75%, 3/15/10                                  8,150                9,478

     6.375%, 1/15/23                                 7,175                7,373

Queen Annes County, GO
  School & Public Fac.
     5.25%, 1/15/15 (FGIC Insured)                   2,040                2,261

St. Mary's County, GO Consolidated Public Improvement
     5.50%, 10/1/13 (Prerefunded 10/1/09!) $         1,680      $         1,970

     6.00%, 10/1/15 (Prerefunded 10/1/09!)           1,875                2,255

     6.00%, 10/1/16 (Prerefunded 10/1/09!)           1,980                2,381

     6.00%, 10/1/17 (Prerefunded 10/1/09!)           1,095                1,317

     6.00%, 10/1/18 (Prerefunded 10/1/09!)           2,115                2,543

     6.00%, 10/1/19 (Prerefunded 10/1/09!)           2,345                2,820
Univ. of Maryland
  Auxiliary Fac. & Tuition
     5.00%, 4/1/19                                   5,080                5,370

     5.00%, 4/1/20                                   5,330                5,601

     5.00%, 4/1/21                                   5,000                5,220

     5.25%, 10/1/11                                  2,075                2,331

     5.25%, 10/1/12                                  3,005                3,359

     5.25%, 10/1/13                                  4,770                5,287

     5.375%, 10/1/16                                 3,960                4,399

     5.60%, 4/1/11 (Prerefunded 4/1/06!)             3,155                3,569

     5.75%, 4/1/17 (Prerefunded 4/1/06!)             4,400                4,998

     5.75%, 10/1/20                                  6,555                7,431

  College Park Business School
     VRDN (Currently 1.05%)                          3,375                3,375

Washington Suburban Sanitary Dist., GO
     5.25%, 6/1/19                                   1,120                1,215

  General Construction

     5.00%, 6/1/10                                   3,000                3,186

     5.00%, 6/1/12                                   1,000                1,123

     5.00%, 6/1/13                                   2,430                2,723

     5.00%, 6/1/14                                   1,000                1,035

     5.00%, 6/1/15                                   2,490                2,786

     5.25%, 6/1/18                                   1,060                1,150

  Sewage Disposal
     5.00%, 6/1/15                                     500                  536

     5.00%, 6/1/16                                     500                  533

     5.00%, 6/1/17                                     500                  530

  Water Supply
     5.00%, 6/1/15                                   2,400                2,630

Washington Suburban Sanitary Dist.
  General Construction
  6.625%, 6/1/18
  (Prerefunded 6/1/04!)                    $         3,665      $         3,920

Total Maryland (Cost $1,197,688)                                      1,293,092


PUERTO RICO  3.8%

Children's Trust Fund, 6.00%,
  7/1/26 (Prerefunded 7/1/10!)                       2,500                2,985

Puerto Rico Commonwealth, GO
     5.375%, 7/1/21 (MBIA Insured)                   3,000                3,248

     5.50%, 7/1/14 (FGIC Insured)                    4,000                4,674

  Public Improvement
     5.50%, 7/1/12 (FGIC Insured)                    3,800                4,424

     6.25%, 7/1/12 (MBIA Insured)                    1,750                2,142

Puerto Rico Highway & Transportation Auth.
     5.50%, 7/1/15 (FSA Insured)                     5,000                5,858

     5.50%, 7/1/18                                   2,000                2,180

     5.875%, 7/1/21 (MBIA Insured)                   3,020                3,408

     6.25%, 7/1/16 (FSA Insured)                     1,000                1,248

Puerto Rico Infrastructure Fin. Auth.
     5.375%, 10/1/24                                 5,000                5,405

     5.50%, 10/1/40                                  4,720                5,152

Puerto Rico Municipal Fin. Agency
     6.00%, 7/1/14 (FSA Insured)
     (Prerefunded 7/1/04!)                           1,810                1,956

Puerto Rico Municipal Fin. Agency, GO
     5.50%, 8/1/07 (FSA Insured)                     2,000                2,294

     6.00%, 7/1/12 (FSA Insured)                     5,000                6,020

  Total Puerto Rico (Cost $45,907)                                       50,994

Total Investments in Securities
99.7% of Net Assets (Cost $1,243,595)                           $     1,344,086


Futures Contracts
                                     Contract       Unrealized
                  Expiration            Value      Gain (Loss)
                   -----------      -----------      -----------
                                         In thousands

Short, 50
Municipal
Bond Index
contracts,
$200,000 of
6.00% Baltimore
City Convention
Center bonds
pledged as
initial margin          6/03      $    (5,198)     $      (112)

Net payments
(receipts) of
variation margin
to date                                                     97

Variation margin
receivable
(payable)mon
open futures
contracts                                                                   (15)

Other Assets LessxLiabilities                                             3,823

NET ASSETS                                                          $ 1,347,894
                                                                    -----------

Net Assets Consist of:
Undistributed net
investment
income (loss)                                                       $     1,186

Undistributed
net realized
gain (loss)                                                                 575

Net unrealized
gain (loss)                                                             100,379

Paid-in-capital
applicable
to 123,229,146
no par value
of beneficial
interest outstanding;
unlimited number of
shares authorized                                                     1,245,754

NET ASSETS                                                          $ 1,347,894
                                                                    -----------

NET ASSET VALUE
PER SHARE                                                           $     10.94
                                                                    -----------



A(misc. symbol) Interest subject to alternative minimum tax
             ** All or a portion of this security is pledged to cover margin requirements on futures contracts at February 28, 2003
              ! Used in determining portfolio maturity
            ACA American Capital Access Financial Guaranty Corp.
          AMBAC AMBAC Assurance Corp.
            CDA Community Development Administration
            COP Certificates of Participation
            DOT Department of Transportation
           FGIC Financial Guaranty Insurance Company
            FSA Financial Security Assurance Inc.
           GNMA Government National Mortgage Association
             GO General Obligation
          HHEFA Health & Higher Educational Facility Authority
            IDA Industrial Development Authority/Agency
           IDRB Industrial Development Revenue Bond
           MBIA MBIA Insurance Corp.
            PCR Pollution Control Revenue
           TECP Tax-Exempt Commercial Paper
           VRDN Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                               Tax-Free         Short-Term
                             Money Fund          Bond Fund            Bond Fund

                                   Year               Year                 Year
                                  Ended              Ended                Ended
                                2/28/03            2/28/03              2/28/03
--------------------------------------------------------------------------------

Investment Income (Loss)
Interest income         $           878    $         6,298      $        65,890

Expenses
  Investment management             175                802                5,430

  Custody and accounting             86                 99                  187

  Shareholder servicing              33                 93                  569

  Legal and audit                    13                 13                   15

  Prospectus and
  shareholder reports                 6                 10                   48

  Trustees                            5                  6                   12

  Registration                        3                  8                    4

  Proxy and annual meeting         --                    1                    9

  Miscellaneous                       4                  4                    7

  Total expenses                    325              1,036                6,281

  Expenses paid
  indirectly                         (1)                (3)                  (4)

  Net expenses                      324              1,033                6,277

Net investment
income (loss)                       554              5,265               59,613

Realized and
Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                       --                  223                4,983

  Futures                          --                 --                   (716)

  Net realized
  gain (loss)                      --                  223                4,267

Change in net unrealized
gain (loss)
  Securities                       --                1,517               34,528

  Futures                          --                 --                   (139)

  Change in net unrealized
  gain (loss)                      --                1,517               34,389

Net realized and
unrealized gain (loss)             --                1,740               38,656

INCREASE (DECREASE)
IN NET ASSETS
FROM OPERATIONS         $           554    $         7,005      $        98,269
                        --------------------------------------------------------


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands



Bond Fund
                    Tax-Free            Short-Term
                  Money Fund             Bond Fund               Bond Fund

               Year       3/30/01    Year                  Year
               Ended      Through    Ended                 Ended
               2/28/02    2/28/03    2/28/02    2/28/03    2/28/02    2/28/03
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment
  income (loss)  $  554     $  500    $ 5,265    $ 4,583    $59,613    $56,825

  Net realized
  gain (loss)      --         --          223        272      4,267      7,785
  Change in net
  unrealized

  gain (loss)      --         --        1,517      1,955     34,389      9,626

  Increase (decrease)
  in net assets
  from operatio     554        500      7,005      6,810     98,269     74,236

Distributions to shareholders

  Net investment
  income           (554)      (500)    (5,265)    (4,583)   (59,349)   (56,548)

  Net realized
  gain             --         --         --         --       (2,453)      --

  Decrease in
  net assets
  from
  distributions    (554)      (500)    (5,265)    (4,583)   (61,802)   (56,548)

Capital share transactions *
  Shares sold    78,748     61,700    125,639     67,571    213,415    205,608

  Distributions
  reinvested        533        486      4,382      3,884     43,255     39,763

  Shares
  redeem        (50,563)   (18,895)   (60,445)   (33,014)  (174,545)  (144,212)

  Increase (decrease)
  in net assets
  from capital
  share
  transactions   28,718     43,291     69,576     38,441     82,125    101,159

Net Assets
Increase (decrease)
during
period           28,718     43,291     71,316     40,668    118,592    118,847

Beginning
of period        43,291       --      158,145    117,477   1,229,302  1,110,455

End of period  $ 72,009   $ 43,291   $229,461   $158,145   $1,347,894 $1,229,302
              ------------------------------------------------------------------

*Share information
  Shares sold    78,748     61,700     23,879     12,928     19,911
                                                                        19,479
  Distributions
  reinvested        533        486        832        743      4,029      3,768

         Shares
  redeemed      (50,563)   (18,895)   (11,485)    (6,320)   (16,281)   (13,681)

  Increase (decrease)
  in shares
  outstanding    28,718     43,291     13,226      7,351      7,659      9,566


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------
                                                         February 28, 2003

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The Maryland Tax-Free Money Fund (the Money Fund ), the Maryland Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund), and the Maryland Tax-Free Bond Fund (the Bond Fund) are three portfolios established by the trust and commenced operations on March 30, 2001, January 29, 1993, and March 31, 1987, respectively. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes. The Short-Term Bond Fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value. The Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade, Maryland municipal bonds.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

     Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce each fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits. For the year ended February 28, 2003, credits totaled $1,000 for the Money Fund, $3,000 for the Short-Term Bond Fund, and $4,000 for the Bond Fund.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended February 28, 2003, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended February 28, 2003, were as follows:
--------------------------------------------------------------------------------

                                                                     Short-Term
                                                 Bond Fund            Bond Fund

     Purchases                             $   135,008,000      $   303,161,000

     Sales                                      57,711,000          239,817,000
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     Distributions during the year ended February 28, 2003 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------
                                                Short-Term
                             Money Fund          Bond Fund            Bond Fund
--------------------------------------------------------------------------------

  Tax-exempt income     $       554,000    $     5,265,000      $    59,349,000

  Long-term capital gain           --                 --              2,453,000

  Total distributions   $       554,000    $     5,265,000      $    61,802,000
                        --------------------------------------------------------

At February 28, 2003, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

                                                Short-Term
                             Money Fund          Bond Fund            Bond Fund
--------------------------------------------------------------------------------

  Unrealized
  appreciation          $          --      $     5,246,000      $   102,511,000
  Unrealized
  depreciation                     --                 --             (1,438,000)

  Net unrealized
  appreciation
  (depreciation)                   --            5,246,000          101,073,000

  Undistributed
  tax-exempt income               5,000              2,000               49,000

  Undistributed
  long-term
  capital gain                     --                 --              1,018,000

  Paid-in capital            72,004,000        224,213,000        1,245,754,000

  Net assets            $    72,009,000    $   229,461,000      $ 1,347,894,000
                        --------------------------------------------------------
--------------------------------------------------------------------------------

     Each fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2003, the Short-Term Bond Fund utilized $90,000 of capital loss carryforwards.

     For the year ended February 28, 2003, the funds recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain for the Short-Term Bond Fund and the Bond Fund. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------



                                                Short-Term
                                                 Bond Fund            Bond Fund
--------------------------------------------------------------------------------

     Undistributed
     net investment
     income                                $          --        $      (165,000)

     Undistributed
     net realized gain                            (133,000)            (920,000)

     Paid-in-capital                               133,000            1,085,000
--------------------------------------------------------------------------------

At February 28, 2003, the cost of investments for federal income tax purposes was $71,856,000 for the Money Fund, $231,735,000 for the Short-Term Bond Fund, and $1,242,901,000 for the Bond Fund.

NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. For each fund, the investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and the fund's pro-rata share of a group fee. The individual fund fee for the Money, Short-Term Bond and the Bond Fund is equal to 0.10% of the fund's average daily net assets. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. Each fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At February 28, 2003, the effective annual group fee rate was 0.32%, and investment management fees payable totaled $18,000 for the Money Fund, $73,000 for the Short-Term Bond Fund, and $432,000 for the Bond Fund.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the Money Fund's ratio of total expenses to average net assets (expense ratio) to exceed 0.55%. Thereafter, through February 28, 2005, the Money Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's expense ratio to exceed 0.55%. Pursuant to this agreement, $73,000 of management fees were not accrued by the Money Fund for the year ended February 28, 2003. At February 28, 2003, unaccrued management fees in the amount of $166,000 remain subject to reimbursement by the Money Fund through February 28, 2005.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the Short-Term Bond Fund's ratio of total expenses to average net assets (expense ratio) to exceed 0.60%. Thereafter, through February 28, 2005, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's expense ratio to exceed 0.60%.

     In addition, each fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of each fund. T. Rowe Price Services, Inc. provides shareholder and administrative services to each fund in its capacity as the funds' transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled approximately $88,000 for the Money Fund, $127,000 for the Short-Term Bond Fund, and $461,000 for the Bond Fund, for the year ended February 28, 2003, of which $7,000, $10,000, and $37,000, respectively, were payable at period-end.


T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Maryland Tax-Free Money Fund, Maryland Short-Term
Tax-Free Bond Fund and Maryland Tax-Free Bond Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Maryland Tax-Free Money Fund, Maryland Short-Term Tax-Free Bond Fund and Maryland Tax-Free Bond Fund (three of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the "Funds") at February 28, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of their fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

     We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers, LLP
     Baltimore, Maryland
     March 19, 2003


T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/03
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Short-Term Bond fund's distributions to shareholders included:

o    $1,000 from short-term capital gains,

o $132,000 from long-term capital gains, subject to the 20% rate gains category, The Bond fund's distributions to shareholders included:

o    $551,000 from short-term capital gains,

o $2,926,000 from long-term capital gains, subject to the 20% rate gains category, The Money, Short-Term Bond and Bond funds' distributions to shareholders included $556,000, $5,233,000 and $59,606,000, respectively, which qualified as exempt-interest dividends.


T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

About the Funds' Trustees and Officers
--------------------------------------------------------------------------------

Your funds are governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the funds' officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. Independent Trustees

* Each independent trustee oversees 105 T. Rowe Price portfolios and serves until the election of a successor. Name (Date of Birth) Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
1986
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (as of 4/03)
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
2001
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
2001
Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
1986
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
2001
Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
1992
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The
Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
2001
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
2001
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Inside Trustees

*Each inside trustee serves until the election of a successor.
Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

William T. Reynolds
(5/26/48)
1991
[37]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1986
[105]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and
T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, State Tax-Free Income Trust
--------------------------------------------------------------------------------

M. David Testa
(4/22/44) 1997
[105]
Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; Chairman of the Board and Director, T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Officers

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Linda A. Brisson (7/8/59)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Steven G. Brooks, CFA (8/5/54)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Jonathan M. Chirunga (2/2/66)
Vice President, State Tax-Free Income Trust
Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Maria H. Condez (4/3/62)
Assistant Vice President, State Tax-Free Income Trust
Employee, T. Rowe Price
--------------------------------------------------------------------------------

G. Richard Dent (11/14/60) Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Charles B. Hill (9/22/61)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, State Tax-Free Income Trust
Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

T. Dylan Jones (2/7/71)
Assistant Vice President, State Tax-Free Income Trust
Employee, T. Rowe Price
--------------------------------------------------------------------------------

Marcy M. Lash (1/30/63)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Alan D. Levenson (7/17/58)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, State Tax-Free Income Trust
Assistant Vice President, T. Rowe Price and
T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Joseph K. Lynagh, CFA (6/9/58)
Executive Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Officers (continued)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Konstantine B. Mallas (5/26/63)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James M. McDonald (9/29/49)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Hugh D. McGuirk (7/6/60)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Mary J. Miller (7/19/55)
President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Timothy G. Taylor (9/15/75)
Assistant Vice President, State Tax-Free Income Trust
Employee, T. Rowe Price
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Director, Vice President, and Chief Investment Officer, T. Rowe Price Savings Bank
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010

BLENDED ASSET FUNDS

(continued)
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS
Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.


* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
!    Closed to new investors.
!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.



T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202
30077    C12-050  2/28/03